Exhibit 10.5

TRANSPORTATION SERVICE AGREEMENT

Contract Identification FT4764

This Transportation Service Agreement (Agreement) is entered into by Great Lakes Gas Transmission Limited Partnership (Transporter) and TRANSCANADA PIPELINES LIMITED(Shipper).

WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

1.                                      EFFECTIVE DATE: November 30, 2006

2.                                      CONTRACT IDENTIFICATION: FT4764

3.                                      RATE SCHEDULE: FT

4.                                      SHIPPER TYPE: Other

5.                                      STATE/PROVINCE OF INCORPORATION: Canada

6.                                      TERM: November 01, 2005 to October 31, 2009

Transporter and Shipper agree that Shipper may extend the primary term of this Agreement by exercising a contractual Right of First Refusal, pursuant to the procedures set forth in Section 16 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

7.                                      EFFECT ON PREVIOUS CONTRACTS:

This Agreement supersedes, cancels and terminates, as of the effective date stated above, the following contract(s):  Service Agreement dated November 04, 2004 with Contract Identification FT4764.

Shipper’s and Transporter’s obligations to each other arising for periods prior to the effective date stated above, remain in effect and are not being terminated by any provision of this Agreement.

8.                                      MAXIMUM DAILY QUANTITY (Dth/Day): 180,000

Please see Appendix A for further detail.

9.                                      RATES:

Unless Shipper and Transporter have agreed to a Discounted Rate, pursuant to Section 19.2 of the General Terms and Conditions, or to a Negotiated Rate, pursuant to Section 4.5 of the Rate Schedule named above, rates shall be Transporter’s maximum rates and charges plus all applicable surcharges in effect from time to time under the applicable Rate Schedule (as stated above) on file with the Commission unless otherwise agreed to by the parties in writing. Provisions governing a Discounted Rate shall be set forth in this Paragraph 9. Provisions governing a Negotiated Rate shall be set forth on Appendix B hereto.

Contract Identification FT4764

Shipper and Transporter agree that for service under this Agreement from the point(s) of receipt listed on Appendix A to the point(s) of delivery listed on Appendix A, the Reservation Fee to be charged shall be $9.977 per Dth.

10.                               POINTS OF RECEIPT AND DELIVERY:

The primary receipt and delivery points are set forth on Appendix A.

11.                               RELEASED CAPACITY:

N/A

12.                               INCORPORATION OF TARIFF INTO AGREEMENT:

This Agreement shall incorporate and in all respects be subject to the “General Terms and Conditions” and the applicable Rate Schedule (as stated above) set forth in Transporter’s FERC Gas Tariff, Second Revised Volume No. 1, as may be revised from time to time.  Transporter may file and seek Commission approval under Section 4 of the Natural Gas Act (NGA) at any time and from time to time to change any rates, charges or provisions set forth in the applicable Rate Schedule (as stated above) and the “General Terms and Conditions” in Transporter’s FERC Gas Tariff, Second Revised Volume No. 1, and Transporter shall have the right to place such changes in effect in accordance with the NGA, and this Agreement shall be deemed to include such changes and any such changes which become effective by operation of law and Commission Order, without prejudice to Shipper’s right to protest the same.

13.                               MISCELLANEOUS:

No waiver by either party to this Agreement of any one or more defaults by the other in the  performance of this Agreement shall operate or be construed as a waiver of any continuing or future default(s), whether of a like or a different character.

Any controversy between the parties arising under this Agreement and not resolved by the parties shall be determined in accordance with the laws of the State of Michigan.

14.                               OTHER PROVISIONS:

It is agreed that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Partner, agent, management official or employee of the Transporter or any director, officer or employee of any of the foregoing, for any obligation of the Transporter arising under this Agreement or for any claim based on such obligation and that the sole recourse of Shipper under this Agreement is limited to assets of the Transporter.

Upon termination of this Agreement, Shipper’s and Transporter’s obligations to each other arising under this Agreement, prior to the date of termination, remain in effect and are not being terminated by any provision of this Agreement.

15.	NOTICES AND COMMUNICATIONS:

All notices and communications with respect to this Agreement shall be in writing and sent to the addresses stated below or at any other such address(es) as may be designated in writing:

ADMINISTRATIVE MATTERS
	Great Lakes Gas Transmission Limited		TRANSCANADA PIPELINES LIMITED
	Partnership		450 - 1st Street S.W.
	5250 Corporate Drive		Calgary, AB T2P 5H1
	Troy, MI 48098		Canada
	Attn: Transportation Services		Attn: Steve Pohlod

PAYMENT BY ELECTRONIC TRANSFER
Great Lakes Gas Transmission Limited
	Partnership		TRANSCANADA PIPELINES LIMITED
	Bank One, Detroit, MI ABA No. 072000326		Attn: Adrea Morrical
Account No: 07308-43

AGREED TO BY:

GREAT LAKES GAS TRANSMISSION
LIMITED PARTNERSHIP
	By: Great Lakes Gas Transmission Company		TRANSCANADA PIPELINES LIMITED

Operator and Agent for Great Lakes Gas
Transmission Limited Partnership

	By:	/s/ Martin Wilde
	Martin Wilde		By:	/s/ Max Feldman
	Title: Director, Marketing & Business			Signature
Operations
Max Feldman
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			Title:	Senior Vice President Canadian Pipelines
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			By:	/s/ Russell K. Girling
Signature

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Title:
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APPENDIX A
Contract Identification FT4764

Date:  November 30, 2006

Supersedes Appendix Dated: November 04, 2004

Shipper:  TRANSCANADA PIPELINES LIMITED

Maximum Daily Quantity (Dth/Day) per Location:

Begin Date	End Date	Point(s) of Primary Receipt	Point(s) of Primary Delivery	MDQ	(MAOP)
11/01/2005	10/31/2009	EMERSON		180,000	974

11/01/2005	10/31/2009		ST. CLAIR	180,000	974